UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: May 1, 2020

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Introductory Note

On May 1, 2020, Oragenics, Inc. a Florida corporation (“Oragenics” or the “Company”), completed its acquisition of Noachis Terra Inc., a privately-held Delaware corporation (“Noachis Terra”), dedicated to the development and commercialization of a vaccine candidate to provide specific immunity from the novel Severe Acute Respiratory Syndrome coronavirus (SARS-CoV-2), which causes the coronavirus disease 2019 (“COVID-19”), in accordance with the terms of a Stock Purchase Agreement, dated as of May 1, 2020 (the “Stock Purchase Agreement”), by and among the Company, Noachis Terra, and Mr. Joseph Hernandez, the sole shareholder of Noachis Terra. On May 1, 2020, pursuant to the Stock Purchase Agreement, the Company acquired from Mr. Hernandez one hundred percent (100%) of the issued and outstanding common stock of Noachis Terra, and Noachis Terra became a wholly-owned subsidiary of the Company (the “Transaction”).

On May 4, 2020, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Transaction.

This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited financial statements of Noachis Terra Inc. from its inception on March 9, 2020 through March 31, 2020 and (ii) the unaudited pro forma condensed combined statements of income for the three months ended March 31, 2020, and unaudited pro forma condensed combined balance sheet as of March 31, 2020, as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Noachis Terra Inc. from its inception on March 9, 2020 through March 31, 2020 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements for the three months ended March 31, 2020 and the unaudited pro forma condensed combined balance sheet as of March 31, 2020, each giving effect to the Transaction, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Number	Description
23.1	Consent of Mayer Hoffman McCann P.C., an independent public accounting firm.

99.1	Audited Financial Statements of Noachis Terra Inc. from March 9, 2020 (inception) through March 31, 2020.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Oragenics, Inc. as of and for the three months ended March 31, 2020.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 29th day of May, 2020.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan Chief Financial Officer